APPLIED CELLULAR TECHNOLOGY, INC. AND SUBSIDIARIES
TEST OF SIGNIFICANCE FOR THE 80% PURCHASE OF CRA-TEK COMPANY
FOR THE 8-K FILING                                                               100%-   80% of the Cra-Tek amount
                                                                                         divided by the proforma amount

CRA-TEK COMPANY
     INVESTMENT IN BY ACT                                            $459,791       1.73%

     CRA-TEK'S TOTAL ASSETS AT 12/31/95                              $644,942                 1.94%

     CRA-TEK'S NET INCOME BEFORE TAX FOR THE YEAR ENDED 12/31/95     $113,978                15.19%
                                   ALL %'S ARE BELOW 20%, THEREFORE NO FINANCIAL STATEMENTS
                                   OR PROFORMA STATEMENTS ARE REQUIRED.

APPLIED CELLULAR TECHNOLOGY, INC. AND SUBSIDIARIES

     PER THE MOST RECENT PROFORMA INFORMATION FILED WITH AN 8-K:
     APPLIED CELLULAR TECHNOLOGY, INC. AND SUBSIDIARIES
      TOTAL ASSETS AT 12/31/95                                         $26,643,096   (see attached)

      NET INCOME BEFORE TAX FOR THE YEAR ENDED 12/31/95                   $600,032   (see attached)

AS PREVIOUSLY FILED

     The following pro forma consolidated statement of operations of Applied Cellular Technology, Inc. and Subsidiaries for the year ended December 31, 1995 and for the nine months ended September 30, 1996 gives effect to the acquisition of Advanced Telecom Holdings, Inc. as if it were effective January 1, 1995. The statements give effect to the Acquisition under the purchase method of accounting and the assumptions in the accompanying notes to the pro forma financial statements.
    In September 1996, the Company entered into an agreement to purchase 100% of Advanced Telecom Holdings, Inc. in exchange for 1,618,180 shares of Applied Cellular Technology, Inc's common stock, 100,000 shares of 8% redeemable preferred stock at $100 per share of Applied Cellular Technology, Inc. and warrants evidencing the right to purchase 1,000,000 shares of Applied Cellular Technology, Inc.'s common stock. The shares of common stock issued were valued at 75% of the then current market trading value of $5.00, due to the limited market of the shares and the restricted nature of the shares. No value was attributed to the warrants because the exercise price exceeded the fair value of the underlying common shares. Each warrant can be exercised, at any time, and from time to time, beginning in October 1996 until October 2001, at a price of one warrant plus $5.31 per common share. The total value of the investment based on the above facts was recorded at $12,022,725 plus acquisition costs of $326,863, for a total investment of $12,349,588. The agreement dated October 1996, called for the effective date of the acquisition to be September 1, 1996 due to the significant control of the Company by ACT Communications, Inc. since September 1, 1996 and the agreement called for the profit and loss to be allocated to ACT Communications beginning September 1,1996. The 8% preferred dividend begins accruing on October 1,1996.
     The pro forma statements may not be indicative of the results that would have occurred if the Acquisitions had been effective on the dates indicated or of the results that may be obtained in the future. The pro forma statements should be read in conjunction with the financial statements and notes thereto of the Company.


AS PREVIOUSLY FILED


                                PROFORMA CONSOLIDATED STATEMENT OF OPERATIONS
                                                 (UNAUDITED)

                                               As Reported                   Pro forma adjustments                    Pro Forma
                                           For the year ended         -----------------------------------         For the year ended
                                               December 31,            Advanced                                      December 31,
                                                  1995                 Telecom                                          1995
                                                                     Holdings, Inc.
                                                                         <F1>                                        (UNAUDITED)
Net Revenues                                   $2,335,999             $32,792,474                                    $35,128,473
Direct Costs                                   $1,186,213             $14,908,104                                    $16,094,317
                                       ------------------------------------------------------------------------------------------
Gross Profit                                   $1,149,786             $17,884,370                                    $19,034,156
Operating Expenses                               $981,212             $15,624,091                $643,250<F2>        $17,248,553
                                       ------------------------------------------------------------------------------------------
Operating Income (Loss)                          $168,574              $2,260,279               ($643,250)            $1,785,603
Interest Income                                   $74,899                      $0                                        $74,899
Interest Expense                                 ($15,150)              ($396,087)                                     ($411,237)
Minority Interest                                ($48,963)                     $0                                       ($48,963)
Provision for income tax                               $0                      $0               ($439,539)<F3>         ($439,539)
                                       ------------------------------------------------------------------------------------------
Net Income (Loss)                                $179,360              $1,864,192             ($1,082,789)              $960,763
Dividends                                                                                       ($800,000)<F4>         ($800,000)
Net income (loss) applicable to
     common shareholders                         $179,360              $1,864,192             ($1,882,789)              $160,763
                                       ==========================================================================================
Net Income (Loss) Per Common Share                  $0.10                                                                  $0.05

Weighted Average Number Of
  Common Shares Outstanding                     1,792,939                                                              3,129,474


Computational Note:
The Net Income before tax used in the attached calculation is calculated as follows:

$160,763  Net income applicable to common shareholders
$439,539  Tax provision
--------
$600,302  Net income before tax
========

The related pro forma 12/31/95 balance sheet (not required to be filed with this 8-K) - resulted in total assets of $26,643,096.

Note :  The Pro Forma Consolidated Statement of Operations gives effect to the following pro forma adjustments:
<F1>  Represents the Statement of Operations of Advanced Telecom Holdings, Inc. for the year ended December 31, 1995 that would have been consolidated with the Company if the acquisition would have taken place on January 1, 1995.
<F2>  Represents the amortization expense for goodwill on the Advanced Telecom Holdings, Inc. acquistition, in the amount of $643,250 ($12,865,009 divided by 20 years)
<F3>  Represents an increase in the tax provision as reported at December 31, 1995, due to the proformed increase in book income from (F1)-(F2).
<F4>  Represents the twelve months expense for the dividends that will be paid on the 8% preferred stock issued in the
      Advanced Telecom Holdings, Inc. acquistion (100,000 x $100 x 8%)

AS PREVIOUSLY FILED

                                PROFORMA CONSOLIDATED STATEMENT OF OPERATIONS
                                                 (UNAUDITED)

                                                                                                                    Pro Forma
                                              As Reported                    Pro forma adjustments                 For the nine
                                        For the nine months ended     -----------------------------------          months ended
                                              September 30,            Advanced                                    September 30,
                                                  1996                  Telecom                                         1996
                                                                     Holdings, Inc.
                                               (UNAUDITED)            (UNAUDITED)                                    (UNAUDITED)
                                                                          <F1>
Net Revenues                                   $7,602,707             $19,363,543                                    $26,966,250
Direct Costs                                   $4,163,160              $7,470,031                                    $11,633,191
                                       ------------------------------------------------------------------------------------------
Gross Profit                                   $3,439,547             $11,893,512                                    $15,333,059
Operating Expenses                             $2,911,541             $11,185,016                $435,148<F2>        $14,531,705
                                       ------------------------------------------------------------------------------------------
Operating Income (Loss)                          $528,006                $708,496               ($435,148)              $801,354
Interest Income                                   $67,628                      $0                                        $67,628
Interest Expense                                 ($75,151)              ($336,823)                                     ($411,974)
Minority Interest                                ($80,013)                     $0                                       ($80,013)
Provision for income tax                        ($133,702)                     $0                ($22,851)<F3>         ($110,851)
                                       ------------------------------------------------------------------------------------------
Net Income (Loss)                                $306,768                $371,673               ($412,297)              $266,194
Dividends                                                                                       ($600,000)<F4>         ($600,000)
Net income (loss) applicable to
     common shareholders                         $306,768                $371,673             ($1,012,297)             ($333,856)
                                       ==========================================================================================
Net Income (Loss) Per Common Share                  $0.11                                                                 ($0.08)

Weighted Average Number Of
  Common Shares Outstanding                     2,706,254                                                              4,140,685


Note :  The Pro Forma Consolidated Statement of Operations gives effect to the following pro forma adjustments:
<F1>  Represents the Statement of Operations of Advanced Telecom Holdings, Inc. for the eight months ended
      August 31, 1996 (the month to date for September 30, 1996 is already included in the as reported column)
      that would have been consolidated with the Company if the acquisition would have taken place on January 1, 1995.
<F2>  Represents the amortization expense for goodwill on the Advanced Telecom Holdings, Inc. acquisition, in the amount of $482,438 ($12,865,009 divided by 20 years x 9/12) less the $47,290 that is already reflected in the as reported column.
<F3>  Represents a decrease in the tax provision as reported at September 30, 1996, due to the proformed decrease in book income from (F1)-(F2).
<F4>  Represents the nine months expense for the dividends that will be paid on the 8% preferred stock issued in the Advanced Telecom Holdings, Inc. acquistion (100,000 x $100 x 8%  x 9/12)